Midwest IDEAS Investor Conference August 30, 2018

Forward-Looking Statements This presentation includes and incorporates by reference "forward-looking statements" within the meaning of the federal securities laws. All statements that are not historical facts are "forward-looking statements." The words "estimate“, "project”, "intend”, "expect”, "believe”, "should“, "anticipate“, "hope“, "optimistic“, "plan“, "outlook“, "could“, "may" and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in oil and nickel prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; negative or unexpected results from tax law changes; unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence and other risks detailed from time-to-time in the Company's Securities and Exchange Commission filings. The Company assumes no obligation to update the information included in this presentation.

Non-GAAP Financial Information Statements included in this presentation include non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with the accompanying Appendix 1, which provides a reconciliation of non-GAAP measures to GAAP measures. Adjusted Net Income (Loss) and Adjusted Earnings per Share are non-GAAP measures and exclude discontinued operations, goodwill impairments, stock option / grant costs, acquisition costs, shelf registration costs, earn-out adjustments, gain on excess death benefit, all (gains) losses associated with the Sale-Leaseback, realized gains on investments, casualty insurance gain and retention costs from net income. They also utilize a constant effective tax rate to reflect tax neutral results. Adjusted EBITDA is a non-GAAP measure and excludes discontinued operations, goodwill impairments, interest expense, change in fair value of interest rate swap, income taxes, depreciation, amortization, stock option / grant costs, acquisition costs, shelf registration costs, earn-out adjustments, gain on excess death benefit, all (gains) losses associated with the Sale-Leaseback, realized gains on investments, casualty insurance gain and retention costs from net income. Management believes these non-GAAP measures provide additional useful information to allow readers to compare the financial results between periods. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

IMPORTANT NOTE Throughout this presentation, “EBITDA” means Adjusted EBITDA as defined and reported by Synalloy.

PRESENTERS Craig C. Bram – CEO & President Synalloy Board Member since 2004 CEO & President since January 2011 Dennis Loughran – SVP & CFO Joined Synalloy in 2015 Previous: Citadel Plastics (CFO), Rogers Corporation (CFO), Alcoa, Reynolds Metals

TODAY’S DISCUSSION Company Overview Financial Performance Investment Opportunity

Company Overview

HOLDING CO. FOCUSED ON MANUFACTURING & DISTRIBUTION Munhall, PA Specialty Seamless Mineral Ridge, OH Carbon Steel Welded Pipe and Pipe & Tube Tube (Stainless Bristol, TN Steel, Alloy & Liquid Galvanized ) Storage Tanks & Cleveland, TN Pressure Vessels Andrews, TX Fountain Inn, SC Specialty Houston, TX Chemical Products A family of metals and chemicals businesses with long operating histories and proven management teams 8

SYNALLOY GROWTH SINCE JUNE 2011 Aug 2012 Acquired Palmer Aug 2013 of Texas Acquired CRI Tolling Nov 2014 Mar 2017 Acquired Specialty Acquired Munhall Stainless Steel Pipe & Pipe & Tube Tube 2011 2012 Jul 2018 2013 Acquired Munhall 2014 Galvanized Pipe & Tube, Launched Ornamental Jun 2011 2015 Launched 2016 Acquisition Sept 2013 2017 Initiative Follow On 2018 Stock Offering $34MM Jun 2014 Aug 2014 Closed Divested Bristol Fab RamFab Sept 2016 Jun 2018 Sale Leaseback Enter $22 mm Russell 2000 August 2018 Initiated ATM Offering $10MM 9

WELDED PIPE & TUBE (STAINLESS STEEL, ALLOY & GALVANIZED) Manufacturer “BRISMET” Founded in 1946; Acquired in 2014 Synalloy’s Legacy Metals Business March 2017 - Expanded Stainless Capability with acquisition of Marcegaglia – Stainless July 1, 2018 – Acquired Marcegaglia Galvanized Operations July 1, 2018 - Launch of Stainless Steel Ornamental product line Differentiated by: Largest producer of stainless pipe in North America Extensive range of (1) sizes, (2) materials, and (3) in-house capabilities Heavy wall production capabilities Only NA producer with laser mill capability up to 6” diameter Broad scope of quality certifications and AML’s Markets: Chemical & Petrochemical, Oil & Gas, LNG, Nuclear, Energy, Water, Mining, Pulp & Paper, etc. Sells to: Distributors and Selected End-Users Representative Customers: 10 Bristol, TN Munhall, PA

LIQUID STORAGE TANKS & PRESSURE VESSELS Manufacturer “Palmer of Texas” Founded in 1987; Acquired in 2012 Differentiated by: One-stop for steel tanks, fiberglass tanks, and ASME code vessels; semi-automated line for 21’6” diameter steel tanks; API quality certified; Permian Basin location Markets: Oil & Gas, Chemical, Municipal Water, Food Processing, Aquarium & Zoological Sells to: End-Users Representative Customers: 11

SPECIALTY SEAMLESS CARBON STEEL PIPE & MECHANICAL TUBING Master Distributor “Specialty Pipe & Tube” Founded in 1964; Acquired in 2014 Differentiated by: The go-to provider for large diameter, heavy wall hot finish seamless carbon steel pipe & tube; Immediate availability of long lead-time items; Full line of Approved Materials List (AML) inventory Markets: Heavy Equipment, Capital Goods, Oil & Gas (any high pressure application) Sells To: Distributors and Selected End-Users Representative Customers: 12

SPECIALTY CHEMICALS PRODUCTS Manufacturing and Product Development “Manufacturers Chemicals” “CRI Tolling” Founded in 1919; Acquired in 1996 Founded in 1993; Acquired in 2013 Synalloy’s Legacy Chemicals Business Differentiated by: Expertise in surfactants, defoamers, lubricants and other widely applicable chemistries; Breadth of equipment and capabilities Markets: FIFRA, HI&I, Water Treatment, Oil & Gas, Paper, Textiles, Lubricants, Coatings Sells to: Chemical Companies Representative Customers: 13

LARGEST INSTITUTIONAL SHAREHOLDERS (as of 6/30/18) Holder Shares % of Outstanding Privet Fund Management 960,948 10.9% Royce & Associates 943,783 10.7% BlackRock 505,910 5.7% Century Management 479,374 5.4% Dimensional Fund Advisors 421,815 4.8% Markel Corp 414,804 4.7% Vanguard Group 312,160 3.5% 22NW LP 242,210 2.8% DePrince, Race & Zollo 229,346 2.6% Renaissance Technologies 213,874 2.4% Total Top 10 4,724,224 53.7% Total Outstanding 8,802,206 Source: Official 13F Filings 14

Financial Performance

METALS SEGMENT REVENUE* Revenue (in millions) 16.2% CAGR * Excluding discontinued Fabrication Division 16

METALS SEGMENT EBITDA* EBITDA ** * Excluding discontinued Fabrication Division ** Compared to prior periods, 2017 and forward reduced by $1.1 million as result of Sale Lease Back transaction in 2016 17

CHEMICALS SEGMENT REVENUE Revenue (in millions) 4.0% CAGR 18

CHEMICALS SEGMENT EBITDA EBITDA * * Compared to prior periods, 2017 and forward reduced by $0.8 million as result of Sale Lease Back transaction in 2016 19

SYNALLOY EBITDA (excluding discontinued Fabrication Division) EBITDA * * Compared to prior periods, 2017 and forward reduced by $1.9 million as result of Sale Lease Back transaction in 2016 20

PROJECTED 2018 FINANCIAL METRICS (at year-end) EBITDA $37MM Net Debt $43.8MM Net Debt to EBITDA 1.44x Book Value $107.1MM BV per share $12.06 Tangible Book Value $88.5MM TBV per share $9.96 Balance Sheet Remains Strong; Sufficient Liquidity for Organic and Acquisitive Growth Plans 21

EARNINGS POTENTIAL Nickel prices Nickel depressed/ Stable for declining 5+ Months Pro Forma Annual EBITDA Infrastructure Pipe distributors With Nickel Neutral destocking spend at (in millions) normalized levels Infrastructure Pipe product mix spend weak includes higher component of Pipe product mix special alloys weighted toward commodity WTI @$60 or better WTI @ $50 or Lower 22

EARNINGS POTENTIAL EARNINGS POTENTIAL COMPONENTS 2018 to 2021 (in Millions) 23

Investment Opportunity

VALUE CREATION – ORGANIC GROWTH POTENTIAL • Infrastructure spending driving improved product mix at Bristol Metals • Capital spending in downstream energy markets returns after recessionary levels of 2015- 2017 • U.S. Chemical Industry projects annual capital spending of $45-$48 billion annually through 2022 • Special alloy sales returning to 2014 levels will add $2.6 million to annual EBITDA • Potential for increasing nickel prices from the current level of $6.05 per pound • Long-term nickel demand forecasted to increase with EV battery usage • Wood MacKenzie estimates that nickel prices could approach $9-$10 per pound as early as 2020 • Increased selling prices and resulting inventory profits are not included in the forecasted EBITDA growth • Increasing contributions from the Galvanized and Ornamental Stainless Tubing businesses • The 2018 forecast includes only six months of contribution from the galvanized business and a ramping of the ornamental stainless business • The two largest galvanized tubing customers have asked Bristol Metals to supply up to 45% more tonnage annually than present levels • Limited capital expenditures can increase throughput and margin contributions • Potential increase in annual EBITDA of $3.5 million • Improving margins in the storage tank business • Increased volume will contribute $.8 million annually in EBITDA • Product line additions in the Chemical Segment • New products and increased capacity utilization • Annual contributions to EBITDA of $2.7 million 25

VALUE CREATION – ACQUISITIVE GROWTH • Bolt-on acquisitions available in both the Metals and Chemicals Segments • Targeting other public micro-caps for acquisition • Goal is to complete at least one acquisition each year 26

ACQUISITIVE GROWTH Five Acquisitions Since Aug 2012 Each EBITDA-Accretive in Year One Purchase Price 2018 EBITDA $90MM $23MM (Includes only 6mth of (including earn-out potential) Galvanized Acq.) 1.44x Net Debt to EBITDA (projected year-end 2018) Active and disciplined in M&A; Committed to balance sheet strength 27

ACQUISITION OF MARCEGAGLIA GALVANIZED & EXPANSION INTO ORNAMENTAL MARKET • Completed Acquisition – July 1, 2018 • Synalloy investment - $14.5 million, primarily for equipment, working capital and earn out • Completes entry into small diameter pipe market in NA, with existing galvanized portfolio and available capacity to enter NA Ornamental market • Continues consolidation of NA manufacturing, with greater pricing discipline to the welded stainless steel pipe industry • Positions Synalloy with the broadest pipe manufacturing capabilities • Lowest cost position @ 35% lower costs than TIG mill welding for similar sizes 28

MARGIN CONTRIBUTION – CURRENT PROJECTION 2018 EBITDA Legacy Businesses Composition & Margin Acquisitions* (Continuing Operations) (Since 2011) 14.8% EBITDA Margin 15.1% EBITDA Margin (up from 8.9% in 2011) 54% of Total EBITDA 46% of Total EBITDA * 2018 Projected assuming ½ year of Galvanized 29

MARGIN CONTRIBUTION – WITH ORGANIC GROWTH 2021 PROJECTED EBITDA Legacy Businesses Composition & Margin Acquisitions (Continuing Operations) (Since 2011) 14.0% EBITDA Margin 13.8% EBITDA Margin (up from 8.9% in 2011) 56% of Total EBITDA 44% of Total EBITDA 30

ENTERPRISE VALUE & EV to EBITDA 2018 2021 2014* 2015* 2016* 2017* Projected ** Projected *** EBITDA (As Reported Ex Disc Ops) $ 21.76 $ 11.87 $ 2.06 $ 12.55 $ 37.00 $ 42.50 Annual High Stock Price $ 18.84 $ 18.49 $ 11.70 $ 15.30 $ 24.55 $ 35.68 Proj at 7.5x EV/EBITDA Year-End Market Cap in Millions $ 164.2 $ 161.1 $ 101.2 $ 133.2 $ 219.3 $ 320.5 Year-End Debt in Millions $ 31.8 $ 28.0 $ 8.8 $ 8.8 $ 48.9 $ 3.5 • 2014 to 2017 Based on Annual High Stock Price Year-End Cash in Millions $ 0.0 $ 0.4 $ 0.1 $ 0.1 $ - $ 5.3 • **Based on Peak 2018 8/8/18 Close of $24.55 Year-End Stock Invest in Millions $ 4.6 • ***2021 Based on assumed EV to EBITDA of 7.5x Year-End Net Debt $ 31.8 $ 27.6 $ 8.7 $ 8.7 $ 44.3 -$ 1.8 Year-End Enterprise Value in Millions$ 196 $ 189 $ 110 $ 142 $ 264 $ 319 31 and Projected Net Cash of $1.8 million Year-End EV to EBITDA Multiple 9.0x 15.9x 53.3x 11.3x 7.1x 7.5x

Appendix 1: Reconciliation of Forecasted 2018 and 2021 Net Income to Adjusted EBITDA

RECONCILIATIONS OF NET INCOME TO ADJUSTED EBITDA (unaudited) 2018 Forecast 2021 Forecast Consolidated Net income $ 17,020,000 $ 24,504,000 Adjustments: Interest expense 1,741,000 599,000 Income taxes 4,688,000 6,872,000 Depreciation 6,408,000 7,071,000 Amortization 2,336,000 2,366,000 EBITDA $ 32,193,000 $ 41,412,000 Earn-out adjustments 2,585,000 131,000 Acquisition costs 1,234,000 - Stock option / grant costs 811,000 859,000 Loss on investments 29,000 - Straight line lease cost - sale-leaseback 359,000 459,000 Sale-leaseback gain (334,000) (334,000) Retention expense 149,000 - Adjusted EBITDA (1) $ 37,026,000 $ 42,527,000 Other favorable (unfavorable) impacts to income (2): Inventory price change gain (loss) $ 6,039,222 $ - Inventory cost adjustments 287,297 - Aged inventory adjustment (35,881) - Manufacturing variances 398,691 - Total other favorable (unfavorable) impacts $ 6,689,329 $ - (1) The term Adjusted EBITDA is a non-GAAP financial measure that the Company believes is useful to investors in evaluating its results to determine the value of a company. An item is included in the measure if its periodic value is inconsistent and sufficiently material that not identifying the item would render period comparability less meaningful to the reader or if including the item provides a clearer representation of normalized periodic earnings. The Company includes in Adjusted EBITDA two categories of items: 1) Base EBITDA components, including: earnings before discontinued operations, interest (including change in fair value of interest rate swap), income taxes, depreciation and amortization, and 2) Material transaction based items that have no relationship to earnings from operations of past, current or future periods, including: goodwill impairment, acquisition costs, acquisition related retention costs, shelf registration costs, earn-out adjustments, gain on excess death benefit, (gains) losses associated with Sale-leaseback, stock option/grant costs, and other adjustments (lesser value items meeting the criteria, where cumulative impact in a period is material). For a reconciliation of this non-GAAP measure to the most comparable GAAP equivalent, refer to the Reconciliation of Net Income to Adjusted EBITDA as shown on next page. (2) Other favorable (unfavorable) impacts to income - listed to provide investors with insight into financial impacts, that cannot be included in the Non-GAAP measure Adjusted EBITDA, but management believes can provide insight into underlying operational earnings associated with the respective period's activity level. The items include a) inventory price change - the calculated value that profits improved (declined) due to the increase (decrease) in metal and alloy pricing indices during the period, and b)inventory valuation adjustments - value of periodic adjustment to inventory carrying value unrelated to periodic earnings including i) reserve for lower of cost or net realizable value, ii) reserve for aged inventory and iii) manufacturing variances - the calculated value of manufacturing absorption deferred into inventory to be amortized in a later period, rather than being shown in the period that created the benefit or cost. 33